SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 7, 2003

                             Watts Industries, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                    1-11499                    04-2916536
(State or other jurisdiction      (Commission File            (I.R.S. Employer
      of incorporation)                Number)             Identification No.)

                               815 Chestnut Street
                             North Andover, MA 01845
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code:
                                 (978) 688-1811
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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits.

            99.1 Press Release dated August 7, 2003.

ITEM 12. Results of Operations and Financial Condition

      (a) On August 7, 2003, Watts Industries, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WATTS INDUSTRIES, INC.


Date: August 7, 2003                      By: /s/ William C. McCartney
                                              --------------------------------
                                                  William C. McCartney
                                                  Chief Financial Officer